Fees Summary	Jun. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,109,375.00
Previously Paid Amount	0.00
Total Fee Amount	843.71
Total Offset Amount	0.00
Net Fee	$ 843.71